UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2013

TransUnion Holding Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-182948	61-1678417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on March 7, 2013 (the “Initial Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition (the “Acquisition”) of 80% of the equity of Data Solutions Serviços de Informática Ltda. (“ZipCode”) by Singida Participações Ltda., a Brazilian wholly-owned, indirect subsidiary of TransUnion Holding Company, Inc. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The required audited financial statements of Data Solutions Serviços de Informática Ltda. as of and for the years ended December 31, 2012, 2011 and 2010, and Independent Auditor’s Report are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma combined financial information relating to the Acquisition of ZipCode as of and for the year ended December 31, 2012, are attached hereto as exhibit 99.2 and incorporated herein by reference.

(c) n/a

(d) Exhibits

Exhibit No.	Description
99.1	Data Solutions Serviços de Informática Ltda. – Audited Financial Statements for the Years Ended December 31, 2012, 2011 and 2010 and Independent Auditor’s Report.

99.2	Unaudited pro forma combined financial information relating to the Acquisition of ZipCode as of and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 16, 2013	TRANSUNION HOLDING COMPANY, INC.

/s/ Mick Forde
Mick Forde
Vice President Corporate Law and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Data Solutions Serviços de Informática Ltda. – Audited Financial Statements for the Years Ended December 31, 2012, 2011 and 2010 and Independent Auditor’s Report

99.2	Unaudited pro forma combined financial information relating to the Acquisition of ZipCode as of and for the year ended December 31, 2012